Plan's Benefit Obligations, Fair Value of Plan Assets, and Funded Status (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Retirement Benefits [Abstract]
Benefit Obligation	$ 339	$ 321
Fair value of plan assets	473	463
Defined Benefit Plan, Funded Status of Plan	(134)	(142)
Noncurrent liabilities (assets)	(134)	(142)
Net amount recognized	(134)	(142)
Amounts recognized in accumulated comprehensive income (loss) consist of:
Unrecognized net gain (loss)	$ (15)	$ (4)